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                          TURBODYNE TECHNOLOGIES, INC.
                            2002 STOCK INCENTIVE PLAN

                               ARTICLE 1. THE PLAN

1.1     Title

This plan is entitled the "2002 Stock Incentive Plan" (the "Plan") of Turbodyne Technologies, Inc., a Nevada corporation (the "Company").

1.2     Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

                             ARTICLE 2. DEFINITIONS

In  the  Plan,  the  following  terms  will  have  the  following  meanings:

(a)  "Award"  means  any  Stock  Award.

(b)  "Board"  means  the  Board  of  Directors  of  the  Company.

(c) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

(d) "Consultant Participant" means a Participant who is defined as a Consultant Participant in Article 5.

(e)  "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.

(f) "Fair Market Value" means the per share value of the Common Stock determined as follows (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Plan Administrator.

(g) "Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.


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(h)  "Participant"  means  the  person to whom an Award is granted and who meets the  eligibility  requirements  imposed  by Article 5, including Consultant
     Participants,  as  defined  in  Article  5.

(i)  "Plan  Administrator"  has  the  meaning  set  forth  in  Article  3.1.

(j) "Related Company" means any entity that, directly or indirectly, is in control of or is controlled by the Company.

(k)  "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.

(l)  "Stock  Award"  means  an  Award  of  shares  of Common Stock granted under
     Article 7, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

(m)  "Successor  Corporation"  has  the  meaning  set  forth  in Article 10.3.1.

                            ARTICLE 3. ADMINISTRATION

3.1     Plan  Administrator

The Plan shall be administered by the Board and/or a committee appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2     Administration  and  Interpretation  by  Plan  Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

4.1     Authorized  Number  of  Shares

Subject to adjustment from time to time as provided in Article 10.1, the number of shares of Common Stock available for issuance under the Plan shall be 7,500,000 shares of Common Stock.


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Shares  issued under the Plan shall be drawn from authorized and unissued shares of  the  Company.

4.2     Reuse  of  Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                             ARTICLE 5. ELIGIBILITY

5.1     Eligibility  for  Grants  of  Awards

An Award may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or any Related Company (a "Consultant Participant"), so long as such Consultant Participant (a) is a natural person;
(b) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company's securities.

                                ARTICLE 6. AWARDS

6.1     Form  and  Grant  of  Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2     Settlement  of  Awards

The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

6.3     Acquired  Company  Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be


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required  for compliance with Rule 16b-3 under the Exchange Act, and the persons holding  such  awards  shall  be  deemed  to  be  Participants.

                             ARTICLE 7. STOCK AWARDS

7.1     Grant  of  Stock  Awards

The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on achievement of performance goals), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation:

(a) the value of the shares of common stock to be issued pursuant to the Stock Award by the Plan Administrator to a Participant, provided that value of the shares of Common Stock used in the determination of any Compensation Stock Award or Bonus Stock Award granted shall not be less than 85% of Fair Market Value of the Common Stock on the Grant Date;

(b) the price to be paid by the Participant or the amount and nature of services to be provided by the Participant to the Company in consideration of the Stock Award, including the value of any services provided;

(c) the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions; and

(d) the circumstances under which repurchase or forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

7.2     Issuance  of  Shares

Stock Awards that may be granted by the Plan Administrator including the following types of Stock Awards, without limitation:

(a) Compensation Stock Awards, whereby the Company issues shares of Common Stock to a Participant as compensation for services to be provided by the Participant pursuant to a written compensation contract;

(b) Restricted Stock Awards, whereby the Company sells shares of Common Stock to a Participant that is subject to restrictions;

(c) Bonus Stock Awards, whereby the Company issues shares of Common Stock in consideration for services rendered to the Company by a Participant.

7.3     Issuance  of  Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.


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7.4     Waiver  of  Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

                             ARTICLE 8. WITHHOLDING

8.1     General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any shares Common Stock under the Plan until such obligations are satisfied.

8.2     Payment  of  Withholding  Obligations  in  Cash  or  Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

                            ARTICLE 9. ASSIGNABILITY

9.1     Prohibition  on  Assignments  of  Awards

Neither an Award nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant, provided that nothing in this paragraph will restrict the ability of the Participant to sell any shares that are the subject of an Award following the date of issuance of the shares.

                             ARTICLE 10. ADJUSTMENTS

10.1     Adjustment  of  Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum


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number  and kind of securities subject to the Plan, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

10.2     Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

10.3     Fractional  Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

                      ARTICLE 11. AMENDMENT AND TERMINATION

11.1     Amendment  or  Termination  of  Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable.

11.2     Term  of  Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

11.3     Consent  of  Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.

                               ARTICLE 12. GENERAL

12.1     Evidence  of  Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

12.2     No  Individual  Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

12.3     Issuance  of  Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits


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under  the  Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

12.4     No  Rights  as  a  Stockholder

No Stock Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

12.5     Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.6     Choice  of  Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

                           ARTICLE 13. EFFECTIVE DATE

This  Plan  is  effective  on  the  date  that  Plan  is  adopted  by the Board.